APEX MUNICIPAL
                                                              FUND, INC.

                               [GRAPHIC OMITTED]

                                                     STRATEGIC
                                                              Performance

                                                              Semi-Annual Report
                                                              December 31, 2000

APEX MUNICIPAL FUND, INC.

Managed Dividend Policy

The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The
Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the financial information included in this report.

Quality Profile

The quality ratings of securities in the Fund as of December 31, 2000 were as follows:

--------------------------------------------------------------------------------
                                                                      Percent of
S&P Rating/Moody's Rating                                             Net Assets
--------------------------------------------------------------------------------
AAA/Aaa ..............................................................      7.0%
AA/Aa ................................................................      0.3
BBB/Baa ..............................................................     10.5
BB/Ba ................................................................     20.1
B/B ..................................................................      6.4
CCC/Caa ..............................................................      4.2
NR (Not Rated) .......................................................     48.0
Other+ ...............................................................      1.5
--------------------------------------------------------------------------------
+     Temporary investments in short-term municipal securities.

                                    Apex Municipal Fund, Inc., December 31, 2000

DEAR SHAREHOLDER

For the six months ended December 31, 2000, Apex Municipal Fund, Inc. earned $0.294 per share income dividends, which included earned and unpaid dividends of $0.049. This represents a net annualized yield of 6.31%, based on a month-end net asset value of $9.26 per share. Over the same period, the Fund's total investment return was +2.78%, based on a change in per share net asset value from $9.33 to $9.26, and assuming reinvestment of $0.295 per share income dividends.

The Municipal Market Environment

During the six months ended December 31, 2000, long-term fixed-income securities performed very strongly. Throughout the period, a number of economic indicators, particularly employment, consumer spending and confidence, and business purchasing managers surveys, suggested that US economic growth had significantly moderated from 1999's and early 2000's robust levels. Third-quarter 2000 US gross domestic product was revised to 2.2%, well below the first-quarter 2000 rate of 4.8% and the second-quarter 2000 rate of 5.6%. In recent months, the material decline in US equity indexes, particularly the NASDAQ, is likely to negatively impact future US economic growth. Investors are expected to curtail future expenditures in response to the significant declines in the value of their equity holdings.

Despite higher commodity prices, especially for oil and natural gas related to unseasonably cold weather throughout the United States, inflationary pressures remained muted. Recent consumer inflationary indicators were well below 3% annually. Given a slowing domestic economy and a continued benign inflationary environment, the Federal Reserve Board indicated at its December 2000 meeting that no additional short-term interest rate increases were anticipated. However, just after the close of the period, the Federal Reserve Board lowered interest rates by 0.50%. A series of such moves may likely be needed, both to stabilize and return US economic growth to its earlier levels.

Given the potential for, at least, stable short-term interest rates in the coming months, investor emphasis focused on the continuing US Treasury debt reduction program and forecasts of sizeable Federal budgetary surpluses going forward. Many investors concluded that there will be a significant future shortage of longer-dated maturity US Treasury securities. These factors helped push US Treasury bond yields lower during December 2000, as US Treasury bond yields declined 45 basis points (0.45%) to 5.45%, their lowest level in almost two years.

The six months ended December 31, 2000 was one of the few periods in recent years in which the tax-exempt bond market outperformed its taxable counterpart, the US Treasury bond market. While municipal bond yields followed the similar pattern of US Treasury bond yields, tax-exempt bond price volatility was significantly reduced. Municipal bond yields traded in a relatively narrow range during much of December 2000. Overall investor demand for municipal bonds remained strong, allowing tax-exempt bond yields, as measured by the Bond Buyer Revenue Bond Index, to decline 50 basis points to end the period at 5.48%.

New long-term tax-exempt issuance has continued to decline, although in recent months the rate of this decline has slowed. During the past three months, almost $60 billion in new long-term municipal bonds was issued, a decline of 5.5% compared to the same three-month period in 1999. During the last 12 months, municipalities have underwritten approximately $200 billion in securities, an annual decline of 12%. This reduction in tax-exempt bond issuance helped to provide a solid technical support for the municipal bond market.

The demand for municipal bonds came from a number of nontraditional and conventional sources. Derivative/arbitrage programs and insurance companies remained the dominant institutional buyers, while individual retail purchases also remained strong. Traditional, open-end tax-exempt mutual funds have continued to see significant disintermediation. It was recently reported that during the 2000 calendar year, long-term municipal bond mutual funds experienced net cash outflows of approximately $15 billion. Fortunately, the combination of reduced new bond issuance and ongoing demand from non-traditional sources has been able to more than offset the decline in demand from tax-exempt mutual funds. This favorable balance has fostered a significant decline in municipal bond yields in recent months.

The outlook for the tax-exempt bond market in 2001 appears quite favorable. The steeply positive yield curve and relatively high credit quality that the municipal bond market offers should continue to attract retail and institutional investors seeking both tax-exempt income and a ready substitute for relatively scarce US Government securities. Strong state and local governmental financial conditions also suggest that issuance should remain manageable. Recently, research analysts suggested that annual issuance in 2001 is likely to remain in the $200 billion range. Additionally, both Federal tax policy and tax reform are likely to be unchanged in 2001 as the recent results of the Presidential and Congressional elections do not favor quick legislation on either of these issues. These factors suggest that the strong technical position the tax-exempt market has enjoyed is likely to continue. Given recent market performance, the strong returns generated by tax-exempt products in 2000 again illustrate the investment diversification municipal bonds provide to all investors.

Portfolio Strategy

During the six months ended December 31, 2000, the tax-exempt high-yield market experienced unrelenting pressure as yield spreads continued to widen in an environment characterized by a lack of investor demand and periods of pronounced illiquidity. Tax-exempt mutual funds, a traditional source of demand for this sector, were largely absent, contending with a persistent asset drain as individual investors continued to withdraw money. Furthermore, various factors converged, raising questions about creditworthiness across several sectors. A typical example was the general deterioration in credit quality of not-for-profit hospitals emerging from sharply lower government reimbursement rates among heightened competition caused by the expanding role of managed care. Recently, the convergence of soaring energy prices, the weak euro, and high interest rates raised concerns about the sustainability of corporate earnings. As a consequence, corporate yield spreads within both the taxable and the tax-exempt markets widened considerably in the last six months. Exacerbating matters, broker-dealer numbers diminished either through consolidation or outright closures. The resulting loss of liquidity, coupled with a reduced risk tolerance, weakened the market further.

We sought to maintain the same focus and discipline in pursuing our investment strategy, although the Fund was affected by these developments. Portfolio activity during the period continued to reflect our efforts to seek to enhance both relative performance and the Fund's dividend distribution. Valuations in the tax-exempt high-yield market negatively affected a broad variety of sectors, giving investors the opportunity to capitalize on aberrations in pricing, particularly brand new issuance and more seasoned securities. The utility sector has been one of the best performers within the high-yield market in noticeable contrast to the poor performance of much of the healthcare sector. Investor-owned utilities have long represented a core position of the Fund and, considering their relative outperformance in recent months, provide a sensible source of funds for new investments. The bulk of these new investments were healthcare credits, which we believed represented reasonable value in the current market environment. We were careful in


                                     2 & 3

                                    Apex Municipal Fund, Inc., December 31, 2000

our selections, preferring the debt of long-term care facilities and human service providers. We believe these issues stand to benefit from favorable demographic trends and significant support through government funding.

In Conclusion

We appreciate your ongoing interest in Apex Municipal Fund, Inc., and we look forward to serving your investment needs in the months and years to come.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Director


/s/ Vincent R. Giordano

Vincent R. Giordano
Senior Vice President


/s/ Theodore R. Jaeckel Jr.

Theodore R. Jaeckel Jr.
Vice President and Portfolio Manager


/s/ John M. Loffredo

John M. Loffredo
Vice President and Portfolio Manager

January 12, 2001

PROXY RESULTS

During the six-month period ended December 31, 2000, Apex Municipal Fund, Inc.'s shareholders voted on the following proposals. The proposals were approved at the shareholders' meeting on December 13, 2000. The description of each proposal and number of shares voted are as follows:

-----------------------------------------------------------------------------------------------------
                                                                  Shares Voted       Shares Voted
                                                                       For              Against
-----------------------------------------------------------------------------------------------------
1. To elect the Fund's Directors:        Joe Grills                17,828,347           634,425
                                         Walter Mintz              17,835,959           626,813

-----------------------------------------------------------------------------------------------------
                                                             Shares Voted  Shares Voted  Shares Voted
                                                                  For         Against       Abstain
-----------------------------------------------------------------------------------------------------
2. To ratify the selection of Deloitte & Touche LLP as the
   Fund's independent auditors for the current fiscal year.   18,078,082      150,087       234,602
-----------------------------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS                                           (in Thousands)

                           S&P    Moody's  Face
STATE                    Ratings  Ratings Amount    Issue                                                                   Value
===================================================================================================================================
Alabama--1.3%            B       NR*    $ 1,000     Brewton, Alabama, IDB, PCR, Refunding (Container Corporation of
                                                    America--Jefferson Smurfit Corp. Project), 8% due 4/01/2009            $  1,021
                         CCC     Ca       5,285     Mobile, Alabama, IDB, Solid Waste Disposal Revenue Refunding Bonds
                                                    (Mobile Energy Services Co. Project), 6.95% due 1/01/2020 (g)             1,295
===================================================================================================================================
Alaska--0.2%             A1+     VMIG1+     350     Valdez, Alaska, Marine Terminal Revenue Refunding Bonds (Exxon Pipeline
                                                    Company Project), VRDN, Series C, 4.80% due 12/01/2033 (f)                  350
===================================================================================================================================
Arizona--3.4%            NR*     NR*      1,505     Maricopa County, Arizona, IDA, M/F Housing Revenue Bonds (Sun King
                                                    Apartments Project), Sub-Series C, 9.50% due 11/01/2031                   1,541
                         NR*     B1       4,000     Phoenix, Arizona, IDA, Airport Facility Revenue Refunding Bonds
                                                    (America West Airlines Inc. Project), AMT, 6.30% due 4/01/2023            3,367
                         B+      Ba3      1,500     Pima County, Arizona, IDA, Industrial Revenue Refunding Bonds (Tucson
                                                    Electric Power Company Project), Series C, 6% due 9/01/2029               1,332
===================================================================================================================================
California--3.1%         AAA     NR*      5,500     Los Angeles, California, Department of Water and Power, Electric Plant
                                                    Revenue Bonds, RIB, Series 144, 6.48% due 6/15/2029 (b)(e)                5,716
===================================================================================================================================
Colorado--2.8%           NR*     NR*      1,700     Colorado Post-Secondary Educational Facilities Authority Revenue
                                                    Bonds (Colorado Ocean Journey Inc. Project), 8.30% due 12/01/20         171,865
                         NR*     NR*      3,000     Denver, Colorado, Urban Renewal Authority, Tax Increment Revenue
                                                    Bonds (Pavilions), AMT, 7.75% due 9/01/2016                               3,202
===================================================================================================================================
Connecticut--4.9%        BB+     Ba1      8,025     Connecticut State Development Authority, PCR, Refunding (Connecticut
                                                    Light and Power Company), Series A, 5.85% due 9/01/2028                   7,378
                         NR*     B1       1,380     New Haven, Connecticut, Facility Revenue Bonds (Hill Health
                                                    Corporation Project), 9.25% due 5/01/2017                                 1,427
===================================================================================================================================
Florida--7.2%            NR*     NR*        960     Arbor Greene Community Development District, Florida, Special
                                                    Assessment Revenue Bonds, 7.60% due 5/01/2018                             1,023
                         NR*     NR*      2,500     Hillsborough County, Florida, IDA, Exempt Facilities Revenue Bonds
                                                    (National Gypsum), AMT, Series A, 7.125% due 4/01/2030                    2,015
                         NR*     NR*      3,000     Lee County, Florida, IDA, Health Care Facilities Revenue Bonds
                                                    (Cypress Cove Healthpark), Series A, 6.375% due 10/01/2025                2,580
                         NR*     NR*      3,800     Parkway Center, Florida, Community Development District Special
                                                    Assessment Refunding Bonds, Series B, 8% due 5/01/2010                    3,809
===================================================================================================================================

Portfolio Abbreviations

To simplify the listings of Apex Municipal Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT    Alternative Minimum Tax (subject to)
EDA    Economic Development Authority
GO     General Obligation Bonds
IDA    Industrial Development Authority
IDB    Industrial Development Board
IDR    Industrial Development Revenue Bonds
M/F    Multi-Family
PCR    Pollution Control Revenue Bonds
RIB    Residual Interest Bonds
VRDN   Variable Rate Demand Notes


                                     4 & 5

                                    Apex Municipal Fund, Inc., December 31, 2000

SCHEDULE OF INVESTMENTS (continued)                               (in Thousands)

                           S&P    Moody's  Face
STATE                    Ratings  Ratings Amount    Issue                                                                   Value
===================================================================================================================================
Florida                  NR*     NR*    $ 3,395     Tampa Palms, Florida, Open Space and Transportation Community
(concluded)                                         Development District Revenue Bonds, Capital Improvement (Richmond
                                                    Place Project), 7.50% due 5/01/2018                                     $ 3,568
===================================================================================================================================
Georgia--2.1%            NR*     NR*      3,760     Atlanta, Georgia, Urban Residential Finance Authority, M/F Mortgage
                                                    Revenue Bonds (Northside Plaza Apartments Project), AMT, 9.75%
                                                    due 11/01/2020                                                            3,872
===================================================================================================================================
Idaho--0.8%              NR*     NR*      1,470     Idaho Health Facilities Authority, Revenue Refunding Bonds (Valley
                                                    Vista Care Corporation), Series A, 7.75% due 11/15/2016                   1,436
===================================================================================================================================
Illinois--1.9%           NR*     NR*      3,190     Illinois Development Finance Authority, Primary Health Care Centers
                                                    Facilities, Acquisition Program Revenue Bonds, 7.75% due 12/01/2016       3,457
===================================================================================================================================
Indiana--2.5%            NR*     NR*      2,600     Indiana State Educational Facilities Authority, Revenue Refunding
                                                    Bonds (Saint Joseph's College Project), 7% due 10/01/2029                 2,705
                         NR*     NR*      1,925     Indianapolis, Indiana, M/F Revenue Bonds (Lake Nora Fox Club Project),
                                                    Series B, 7.50% due 10/01/2029                                            1,913
===================================================================================================================================
Iowa--6.6%               NR*     NR*     10,000     Iowa Finance Authority, Health Care Facilities Revenue Refunding Bonds
                                                    (Care Initiatives Project), 9.25% due 7/01/2025                          11,971
===================================================================================================================================
Louisiana--3.1%          BB-     NR*      5,500     Port New Orleans, Louisiana, IDR, Refunding (Continental Grain Company
                                                    Project), 7.50% due 7/01/2013                                             5,566
===================================================================================================================================
Maryland--3.9%           NR*     NR*      1,875     Anne Arundel County, Maryland, Special Obligation Revenue Bonds (Arundel
                                                    Mills Project), 7.10% due 7/01/2029                                       1,941
                         NR*     NR*      5,000     Maryland State Energy Financing Administration, Limited Obligation
                                                    Revenue Bonds (Cogeneration-AES Warrior Run), AMT, 7.40%
                                                    due 9/01/2019                                                             5,058
===================================================================================================================================
Massachusetts--5.5%      NR*     NR*      1,255     Boston, Massachusetts, Industrial Development Financing Authority,
                                                    Solid Waste Disposal Facility Revenue Bonds (Jet-A-Way
                                                    Project), AMT, 10.50% due 1/01/2011                                       1,315
                         NR*     VMIG1+   2,200     Massachusetts State Health and Educational Facilities Authority
                                                    Revenue Bonds (Capital Asset Program), VRDN, Series E, 4.80%
                                                    due 1/01/2035 (f)                                                         2,200
                         NR*     Ba2      3,000     Massachusetts State Health and Educational Facilities Authority,
                                                    Revenue Refunding Bonds (Bay Cove Human Services Issue),
                                                    Series A, 5.90% due 4/01/2028                                             2,469
                         NR*     NR*      1,900     Massachusetts State Industrial Finance Agency Revenue Bonds,
                                                    Sewer Facility (Resource Control Composting), AMT, 9.25% due 6/01/2010    1,916
                         NR*     NR*      2,000     Massachusetts State Port Authority, Special Project Revenue Bonds
                                                    (Harborside Hyatt Project), AMT, 10% due 3/01/2026                        2,051
===================================================================================================================================
Minnesota--1.9%          NR*     NR*      3,235     Anoka, Minnesota, M/F Housing Revenue Bonds (Rainbow Plaza Apartments
                                                    Project), 9.375% due 12/01/2024                                           3,286
                         A1+     NR*        100     Beltrami County, Minnesota, Environmental Control Revenue Bonds
                                                    (Northwood Panelboard Co. Project), VRDN, AMT, 4.90% due 7/01/2025 (f)      100
                         A1+     NR*        100     Beltrami County, Minnesota, Environmental Control Revenue Refunding
                                                    Bonds (Northwood Panelboard Co. Project), VRDN, 4.80%
                                                    due 12/01/2021 (f)                                                          100
===================================================================================================================================
Nevada--1.1%             BBB     Baa2     2,500     Henderson, Nevada, Health Care Facility Revenue Bonds (Catholic
                                                    Healthcare West--Saint Rose Dominican Hospital), 5.375%
                                                    due 7/01/2026                                                             1,995
===================================================================================================================================
New Jersey--12.7%                                   Camden County, New Jersey, Improvement Authority, Lease Revenue
                                                    Bonds (Holt Hauling & Warehousing), AMT, Series A:
                         CCC+    NR*      2,000       9.625% due 1/01/2011                                                    1,957
                         CCC+    NR*      4,500       9.875% due 1/01/2021                                                    4,394
                         CCC     B2       6,000     Camden County, New Jersey, Pollution Control Financing Authority,
                                                    Solid Waste Resource Recovery Revenue Refunding Bonds, AMT,
                                                    Series A, 7.50% due 12/01/2010                                            5,780
                         NR*     NR*      3,000     New Jersey EDA, Economic Development Revenue Bonds (Glimcher
                                                    Properties LP Project), AMT, 6% due 11/01/2028                            2,595
                         BBB-    NR*      1,500     New Jersey EDA, First Mortgage Revenue Bonds (Fellowship Village),
                                                    Series C, 5.50% due 1/01/2028                                             1,173
                         NR*     NR*      1,500     New Jersey EDA, IDR, Refunding (Newark Airport Marriott Hotel),
                                                    7% due 10/01/2014                                                         1,513
                         NR*     NR*      3,700     New Jersey EDA, Retirement Community Revenue Bonds (Seabrook
                                                    Village Inc.), Series A, 8.125% due 11/15/2023                            3,582
                         BBB-    Baa3     2,000     New Jersey Health Care Facilities Financing Authority, Revenue
                                                    Refunding Bonds (Trinitas Hospital Obligation Group), 7.375%
                                                    due 7/01/2015                                                             2,032
===================================================================================================================================
New Mexico--2.7%         B+      Ba3      5,000     Farmington, New Mexico, PCR, Refunding (Tucson Electric Power
                                                    Co.--San Juan Project), Series A, 6.95% due 10/01/2020                    4,973
===================================================================================================================================
New York--1.8%                                      Utica, New York, GO, Public Improvement:
                         BB      Ba3        700       9.25% due 8/15/2004                                                       767
                         BB      Ba3        700       9.25% due 8/15/2005                                                       780
                         BB      Ba3        635       9.25% due 8/15/2006                                                       721
                         BB      Ba3        475       8.50% due 8/15/2013                                                       528
                         BB      Ba3        475       8.50% due 8/15/2014                                                       528
===================================================================================================================================
North Carolina--0.3%     AA      NR*        550     Cumberland County, North Carolina, Hospital Facilities Revenue
                                                    Refunding Bonds (Cumberland County Hospital System), 5.25%
                                                    due 10/01/2024                                                              531
===================================================================================================================================
Ohio--3.3%               NR*     Ba2      7,185     Cleveland, Ohio, Airport Special Revenue Refunding Bonds
                                                    (Continental Airlines Inc. Project), AMT, 5.70% due 12/01/2019            6,074
===================================================================================================================================
Oregon--1.7%             NR*     NR*      2,160     Klamath Falls, Oregon, Electric Revenue Refunding Bonds (Klamath
                                                    Cogeneration Project), Senior Lien, 6% due 1/01/2025                      1,970
                         NR*     NR*      1,000     Western Generation Agency, Oregon, Cogeneration Project Revenue
                                                    Bonds (Wauna Cogeneration Project), AMT, Series B, 7.40% due
                                                    1/01/2016                                                                 1,026
===================================================================================================================================
Pennsylvania--9.2%       NR*     Ba2      2,000     Lehigh County, Pennsylvania, General Purpose Authority, Revenue
                                                    Refunding Bonds (Kidspeace Obligation Group), 6% due 11/01/2023           1,663
                                                    Montgomery County, Pennsylvania, Higher Education and Health
                                                    Authority, Revenue Refunding Bonds (Faulkeways at Gwynedd Project):
                         BBB+    NR*        900       6.75% due 11/15/2024                                                      884
                         BBB+    NR*        925       6.75% due 11/15/2030                                                      901
                                              4     Northampton Pulp LLC (d)(g)                                                 532
                         AAA     Aaa      2,000     Pennsylvania State Higher Education Assistance Agency, Student Loan
                                                    Revenue Bonds, AMT, RIB, 6.173% due 3/01/2022 (a)(e)                      2,148
                         AAA     NR*      4,000     Pennsylvania State Higher Educational Facilities Authority,
                                                    College and University Revenue Bonds (Eastern College), Series B,
                                                    8% due 10/15/2006 (c)                                                     4,833
                         NR*     NR*      5,500     Philadelphia, Pennsylvania, Authority for IDR, Commercial
                                                    Development, AMT, 7.75% due 12/01/2017                                    5,789
===================================================================================================================================


                                     6 & 7

                                    Apex Municipal Fund, Inc., December 31, 2000

SCHEDULE OF INVESTMENTS (concluded)                               (in Thousands)

                           S&P    Moody's  Face
STATE                    Ratings  Ratings Amount    Issue                                                                   Value
===================================================================================================================================
South Carolina--0.8%     NR*     NR*    $ 1,500     South Carolina Jobs Economic Development Authority, Health Facilities
                                                    Revenue Bonds, First Mortgage (Lutheran Homes Project), 6.625%
                                                    due 5/01/2028                                                           $ 1,371
===================================================================================================================================
Texas--4.9%              BB      Ba1      3,100     Houston, Texas, Airport System, Special Facilities Revenue Bonds
                                                    (Continental Airlines Terminal Improvement), AMT, Series B, 6.125%
                                                    due 7/15/2027                                                             2,688
                         BBB-    Baa3     6,500     Lower Colorado River Authority, Texas, PCR (Samsung Austin
                                                    Semiconductor), AMT, 6.375% due 4/01/2027                                 6,282
===================================================================================================================================
Utah--1.2%                NR*     NR*      2,240    Carbon County, Utah, Solid Waste Disposal Revenue Refunding
                                                    Bonds (Laidlaw Environmental), AMT, Series A, 7.45% due 7/01/2017         2,177
===================================================================================================================================
Virginia--7.1%           NR*     NR*       2,500    Dulles Town Center, Virginia, Community Development Authority,
                                                    Special Assessment Tax (Dulles Town Center Project), 6.25%
                                                    due 3/01/2026                                                             2,399
                         NR*     NR*       4,215    Peninsula Ports Authority, Virginia, Revenue Refunding Bonds (Port
                                                    Facility--Zeigler Coal), 6.90% due 5/02/2022                                622
                         NR*     NR*       3,000    Pittsylvania County, Virginia, IDA, Revenue Refunding Bonds,
                                                    Exempt-Facility, AMT, Series A, 7.50% due 1/01/2014                       3,043
                                                    Pocahontas Parkway Association, Virginia, Toll Road Revenue Bonds:
                         NR*     Ba1       6,200      First Tier, Sub-Series C, 6.25%** due 8/15/2033                           530
                         NR*     Ba1       6,200      First Tier, Sub-Series C, 6.25%** due 8/15/2034                           492
                         BBB-    Baa3     32,600      Senior Series B, 5.875% due 8/15/2025                                   5,724
===================================================================================================================================
                         Total Investments (Cost--$187,683)--98.0%                                                          177,842

                         Other Assets Less Liabilities--2.0%                                                                  3,649
                                                                                                                           --------
                         Net Assets--100.0%                                                                                $181,491
                                                                                                                           ========
===================================================================================================================================

(a)   AMBAC Insured.
(b)   FSA Insured.
(c)   Prerefunded.
(d) These shares represent an equity interest in the reorganization of Ponderosa Fibres PA. The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
(e) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at December 31, 2000.
(f) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at December 31, 2000.
(g)   Non-income producing security.
*     Not Rated.
** Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.
+     Highest short-term rating by Moody's Investors Service, Inc.

      See Notes to Financial Statements.

STATEMENT OF ASSETS, LIABILITIES AND CAPITAL

               As of December 31, 2000
=============================================================================================================
Assets:        Investments, at value (identified cost--$187,683,154) ........                   $ 177,841,750
               Cash .........................................................                          60,436
               Receivables:
                 Interest ...................................................   $   3,513,471
                 Securities sold ............................................         347,685       3,861,156
                                                                                -------------
               Prepaid expenses and other assets ............................                          36,828
                                                                                                -------------
               Total assets .................................................                     181,800,170
                                                                                                -------------
=============================================================================================================
Liabilities:   Payables:
                 Dividends to shareholders ..................................         101,689
                 Investment adviser .........................................          93,567         195,256
                                                                                -------------
               Accrued expenses and other liabilities .......................                         113,538
                                                                                                -------------
               Total liabilities ............................................                         308,794
                                                                                                -------------
=============================================================================================================
Net Assets:    Net assets ...................................................                   $ 181,491,376
                                                                                                =============
=============================================================================================================
Capital:       Common Stock, $.10 par value, 150,000,000 shares authorized;
               19,596,732 shares issued and outstanding .....................                   $   1,959,673
               Paid-in capital in excess of par .............................                     215,506,215
               Undistributed investment income--net .........................                         860,705
               Accumulated realized capital losses on investments--net ......                     (26,993,813)
               Unrealized depreciation on investments--net ..................                      (9,841,404)
                                                                                                -------------
               Total capital--Equivalent to $9.26 net asset value per share
               of Common Stock (market price--$8.00) ........................                   $ 181,491,376
                                                                                                =============
=============================================================================================================

See Notes to Financial Statements.


                                      8 & 9

                                    Apex Municipal Fund, Inc., December 31, 2000

STATEMENT OF OPERATIONS

                    For the Six Months Ended December 31, 2000
===================================================================================================================
Investment          Interest and amortization of premium and discount earned ..........                 $ 6,312,553
Income:
===================================================================================================================
Expenses:           Investment advisory fees ..........................................   $   596,594
                    Accounting services ...............................................        26,710
                    Directors' fees and expenses ......................................        19,336
                    Transfer agent fees ...............................................        17,588
                    Listing fees ......................................................        17,440
                    Printing and shareholder reports ..................................        13,274
                    Custodian fees ....................................................         7,275
                    Professional fees .................................................         5,821
                    Pricing fees ......................................................         5,078
                    Other .............................................................         7,551
                                                                                          -----------
                    Total expenses ....................................................                     716,667
                                                                                                        -----------
                    Investment income--net ............................................                   5,595,886
                                                                                                        -----------
===================================================================================================================
Realized &          Realized loss on investments--net .................................                  (1,093,246)
Unrealized          Change in unrealized appreciation/depreciation on investments--net                     (103,935)
Loss on                                                                                                 -----------
Investments--Net:   Net Increase in Net Assets Resulting from Operations ..............                 $ 4,398,705
                                                                                                        ===========
===================================================================================================================

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                          For the Six         For the
                                                                                         Months Ended        Year Ended
                                                                                          December 31,        June 30,
                 Increase (Decrease) in Net Assets:                                          2000               2000
=========================================================================================================================
Operations:      Investment income--net ............................................     $   5,595,886      $  12,922,384
                 Realized loss on investments--net .................................        (1,093,246)        (8,184,667)
                 Change in unrealized appreciation/depreciation on investments--net           (103,935)       (12,015,330)
                                                                                         -------------      -------------
                 Net increase (decrease) in net assets resulting from operations ...         4,398,705         (7,277,613)
                                                                                         -------------      -------------
=========================================================================================================================
Dividends to     Investment income--net ............................................        (5,786,327)       (13,041,174)
Shareholders:                                                                            -------------      -------------
                 Net decrease in net assets resulting from dividends to shareholders        (5,786,327)       (13,041,174)
                                                                                         -------------      -------------
=========================================================================================================================
Net Assets:      Total decrease in net assets ......................................        (1,387,622)       (20,318,787)
                 Beginning of period ...............................................       182,878,998        203,197,785
                                                                                         -------------      -------------
                 End of period* ....................................................     $ 181,491,376      $ 182,878,998
                                                                                         =============      =============
=========================================================================================================================
               * Undistributed investment income--net ..............................     $     860,705      $   1,051,146
                                                                                         =============      =============
=========================================================================================================================

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

                    The following per share data and ratios
                    have been derived from information          For the Six
                    provided in the financial statements.       Months Ended                For the Year Ended June 30,
                                                                December 31,     -------------------------------------------------
                    Increase (Decrease) in Net Asset Value:         2000           2000          1999         1998          1997
==================================================================================================================================
Per Share           Net asset value, beginning of period ......   $   9.33       $  10.37      $  10.60     $  10.25      $  10.01
Operating                                                         --------       --------      --------     --------      --------
Performance:        Investment income--net ....................        .29            .66           .63          .64           .64
                    Realized and unrealized gain (loss) on
                    investments--net                                  (.06)         (1.03)         (.23)         .35           .26
                                                                  --------       --------      --------     --------      --------
                    Total from investment operations ..........        .23           (.37)          .40          .99           .90
                                                                  --------       --------      --------     --------      --------
                    Less dividends from investment income--net        (.30)          (.67)         (.63)        (.64)         (.66)
                                                                  --------       --------      --------     --------      --------
                    Net asset value, end of period ............   $   9.26       $   9.33      $  10.37     $  10.60      $  10.25
                                                                  ========       ========      ========     ========      ========
                    Market price per share, end of period .....   $   8.00       $ 8.9375      $  10.25     $  10.50      $ 9.9375
                                                                  ========       ========      ========     ========      ========
==================================================================================================================================
Total Investment    Based on market price per share ...........      (7.31%)+       (6.22%)        3.68%       12.42%        16.66%
Return:**                                                         ========       ========      ========     ========      ========
                    Based on net asset value per share ........       2.78%+        (3.23%)        3.90%       10.03%         9.69%
                                                                  ========       ========      ========     ========      ========
==================================================================================================================================
Ratios to Average   Expenses ..................................        .78%*          .81%          .81%         .86%          .79%
Net Assets:                                                       ========       ========      ========     ========      ========
                    Investment income--net ....................       6.10%*         6.71%         5.93%        6.08%         6.34%
                                                                  ========       ========      ========     ========      ========
==================================================================================================================================
Supplemental        Net assets, end of period (in thousands) ..   $181,491       $182,879      $203,198     $207,460      $200,372
Data:                                                             ========       ========      ========     ========      ========
                    Portfolio turnover ........................          8%            20%           40%          34%           79%
                                                                  ========       ========      ========     ========      ========
==================================================================================================================================

*     Annualized.
** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
+     Aggregate total investment return.

      See Notes to Financial Statements.


                                     10 & 11

                                    Apex Municipal Fund, Inc., December 31, 2000

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

Apex Municipal Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol APX. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments -- The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options -- The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Dividends and distributions -- Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .65% of the Fund's average weekly net assets.

Accounting services were provided to the Fund by FAM.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, Merrill Lynch, Pierce, Fenner & Smith Incorporated, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended December 31, 2000 were $13,595,691 and $13,621,251, respectively.

Net realized losses for the six months ended December 31, 2000 and net unrealized losses as of December 31, 2000 were as follows:

--------------------------------------------------------------------------------
                                                       Realized     Unrealized
                                                        Losses        Losses
--------------------------------------------------------------------------------
Long-term investments .............................. $(1,093,246)   $(9,841,404)
                                                     -----------    -----------
Total .............................................. $(1,093,246)   $(9,841,404)
                                                     ===========    ===========
--------------------------------------------------------------------------------

As of December 31, 2000, net unrealized depreciation for Federal income tax purposes aggregated $9,841,404, of which $5,005,299 related to appreciated securities and $14,846,703 related to depreciated securities. The aggregate cost of investments at December 31, 2000 for Federal income tax purposes was $187,683,154.

4. Common Stock Transactions:

At December 31, 2000, the Fund had one class of shares of Common Stock, par value $.10 per share, of which 150,000,000 shares were authorized. Shares issued and outstanding during the six months ended December 31, 2000 and for the year ended June 30, 2000 remained constant.

5. Capital Loss Carryforward:

At June 30, 2000, the Fund had a net capital loss carryforward of approximately $20,691,000, of which $3,880,000 expires in 2001, $2,775,000 expires in 2002,
$1,754,000 expires in 2003, $7,057,000 expires in 2004, $1,312,000 expires in
2005, $938,000 expires in 2006 and $2,975,000 expires in 2008. This amount will be available to offset like amounts of any future taxable gains.

6. Subsequent Event:

On January 4, 2001, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.049407 per share, payable on January 30, 2001 to shareholders of record as of January 16, 2001.


                                    12 & 13

                                    Apex Municipal Fund, Inc., December 31, 2000

ABOUT INVERSE FLOATERS

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed rate, tax-exempt securities. To the extent the Fund invests in inverse securities, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities.

OFFICERS AND DIRECTORS

Terry K. Glenn, President and Director
Joe Grills, Director
Walter Mintz, Director
Robert S. Salomon Jr., Director
Melvin R. Seiden, Director
Stephen B. Swensrud, Director
Vincent R. Giordano, Senior Vice President
Theodore R. Jaeckel Jr., Vice President
John M. Loffredo, Vice President
Donald C. Burke, Vice President and Treasurer
Bradley J. Lucido, Secretary

Custodian & Transfer Agent

The Bank of New York
100 Church Street
New York, NY 10286

NYSE Symbol

APX

Arthur Zeikel, Director of Apex Municipal Fund, Inc. has recently retired. The Fund's Board of Directors wishes Mr. Zeikel well in his retirement.


                                    14 & 15

Apex Municipal Fund, Inc. seeks to provide shareholders with high current income exempt from Federal income taxes by investing primarily in a portfolio of medium-to-lower grade or unrated municipal obligations, the interest on which is exempt from Federal income taxes in the opinion of bond counsel to the issuer.

This report, including the financial information herein, is transmitted to shareholders of Apex Municipal Fund, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

Apex Municipal
Fund, Inc.
Box 9011
Princeton, NJ
08543-9011                                                         #10955--12/00

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